[LOGO OF PINNACLE FINANCIAL PARTNERS, INC.]

FOR IMMEDIATE RELEASE                                                   CONTACT:   Vicki Kessler
                                                                                      615-320-7532

PINNACLE SHAREHOLDERS APPROVE ACQUISITION OF CAVALRY BANKING

Nashville, Tenn., Dec. 21, 2005 - The shareholders of Pinnacle Financial Partners Inc. (Nasdaq: PNFP) today approved the company’s acquisition of Cavalry Bancorp Inc. (CAVB).
The acquisition is subject to a vote of the Cavalry shareholders, which is to be held at a meeting of Cavalry shareholders tomorrow. Pending CAVB shareholder and regulatory approval, the acquisition is expected to close by March 31, 2006.
The acquisition, which was announced in early October, will create the second largest financial institution headquartered in Tennessee, with 16 offices in the Nashville-Davidson-Murfreesboro metropolitan statistical area (MSA) and one in neighboring Bedford County.
Pinnacle Financial Partners was founded in 2000 and offers a full line of financial services and advice to meet all the investment, deposit and borrowing needs of small- to medium-sized businesses and their owners/operators. Pinnacle provides financial planning services by a certified financial planner (CFP ®), and many of the firm’s senior financial advisors provide comprehensive wealth management services to help clients protect and distribute their assets. The firm operates offices in the downtown, Green Hills, Rivergate and West End areas of Nashville; in the Brentwood, Cool Springs and Franklin areas of Williamson County; and in Hendersonville in Sumner County.
Additional information concerning Pinnacle can be accessed at www.pnfp.com.
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Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) the inability of Pinnacle to continue to grow its loan portfolio at historic rates, (iii) increased competition with other financial institutions, (iv) lack of sustained growth in the economy in the Nashville, Tennessee area, (v) rapid fluctuations or unanticipated changes in interest rates, (vi) the inability of Pinnacle to satisfy regulatory requirements for its expansion plans, (vii) the inability of Pinnacle to execute its expansion plans and (viii) changes in the legislative and regulatory environment. A more detailed description of these and other risks is contained in Pinnacle’s most recent annual report on Form 10-K. Many of such factors are beyond Pinnacle’s ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Pinnacle disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.

On November 14, 2005, Pinnacle's registration statement filed with the Securities and Exchange Commission (File No. 333-129076), which contained a joint proxy statement/prospectus related to the proposed Pinnacle/Cavalry merger, was declared effective. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAVALRY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 211 Commerce Street, Suite 300, Nashville, TN 37201, Attention: Investor Relations (615) 744-3710 or Cavalry Bancorp, 114 West College Street, P.O. Box 188, Murfreesboro, TN 37133, Attention: Investor Relations (615) 849-2272. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation
The directors and executive officers of Pinnacle and Cavalry may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pinnacle's directors and executive officers is contained in the proxy statement filed by Pinnacle with the Securities and Exchange Commission on March 14, 2005, which is available on Pinnacle's web site (www.pnfp.com) and at the address provided above. Information about Cavalry's directors and executive officers is contained in the proxy statement filed by Cavalry with the Securities and Exchange Commission on March 18, 2005, which is available on Cavalry's website (www.cavb.com). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant material to be filed with the Securities and Exchange Commission when they become available.